SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):     April 1, 2005

COLONIAL PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

Alabama (State or other jurisdiction of incorporation)	1-12358 (Commission File Number)	59-7007599 (IRS Employer Identification Number)

2101 Sixth Avenue North Suite 750 Birmingham, Alabama (Address of principal executive offices)	35202 (Zip Code)

(205) 250-8700
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-3.1 ARTICLES OF AMENDMENT TO DECLARATION OF TRUST
EX-10.1 CONTRIBUTION AGREEMENT
EX-10.2 9TH AMENDMENT TO 3RD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
EX-10.13 FORM OF STOCK OPTION AGREEMENT
EX-99.1 DISCLOSURE

Item 1.01 Entry into a Material Definitive Agreement

Item 2.01 Completion of Acquisition or Disposition of Assets

     On April 1, 2005, Colonial Properties Trust (“Colonial”), the general partner of Colonial Realty Limited Partnership (“CRLP”), announced the completion of the merger of Cornerstone Realty Income Trust, Inc., a Virginia corporation (“Cornerstone”), with and into CLNL Acquisition Sub LLC, a Delaware limited liability company and a wholly-owned subsidiary of Colonial (“CLNL”), pursuant to an Agreement and Plan of Merger dated as of October 25, 2004, as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated January 24, 2005 (as so amended, the “Merger Agreement”), among Cornerstone, CLNL and Colonial. As a result of the merger, CLNL succeeded by operation of law to all of the assets and liabilities of Cornerstone prior to the merger. At the time of the merger, the assets of Cornerstone primarily consisted of 87 apartment communities with 22,981 apartment homes, a third party property management business, apartment land under development and ownership in four real estate joint ventures.

     In connection with the merger, Colonial issued approximately 11,278,110 Colonial common shares and 5,326,498 Colonial Series E preferred depositary shares to former shareholders of Cornerstone. The shares of Colonial issued to the Cornerstone shareholders were registered with the Securities and Exchange Commission on a Registration Statement on Form S-4 (File No. 333-121675).

     As of the effective time of the merger, each Cornerstone common share was converted into either the right to receive Colonial common shares or Colonial Series E preferred depositary shares, depending on the election of the Cornerstone shareholder made prior to the merger. Each Colonial Series E preferred depositary share represents 1/100th of a 7.62% Series E Cumulative Redeemable Preferred Share of Beneficial Interest, liquidation preference $2,500 per share, of Colonial (the “Colonial Series E preferred shares”). The elections were subject to the restriction that the Colonial Series E preferred depositary shares issued may not exceed approximately 25 percent of the total merger consideration. Each Cornerstone common share for which a Colonial common share election was received, or for which no election was received, was converted into the right to receive 0.2581 Colonial common shares. Each Cornerstone common share for which a valid Colonial Series E preferred depositary share election was received was converted into the right to receive 0.4194 Colonial Series E preferred depositary shares.

     Immediately following the merger, Colonial contributed all of the outstanding membership interests of CLNL to CRLP in exchange for a number of CRLP’s Class A units and Series E preferred units equal to the number of Colonial common shares and Colonial Series E preferred shares, respectively, issued in connection with the merger. As a result of such contribution, CLNL is now a wholly-owned subsidiary of CRLP. Such contribution occurred pursuant to a Contribution Agreement, dated as of April 1, 2005, between Colonial and CRLP. The issuance of CRLP’s Class A units and Series E preferred units to Colonial occurred pursuant to a Ninth Amendment to the Third Amended and Restated Agreement of Limited Partnership of CRLP, dated as of April 1, 2005, between Colonial and CRLP. The Ninth Amendment establishes CRLP’s Series E preferred units and sets forth the designations, rights, powers, preferences and duties of such Series E preferred units, which are substantially the same as those of the Colonial Series E preferred shares issued by Colonial in connection with the merger. The Contribution Agreement and the Ninth Amendment are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

     The matters described below under Items 2.03 and 5.02 are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

     In connection with the completion of the merger, on April 1, 2005 Colonial and CRLP indirectly assumed obligations under approximately $566.7 million of indebtedness of Cornerstone. Such indebtedness is represented by 55 loans. The material terms of these loans are summarized in the following table:

				Debt
				Balance at
		Interest	Maturity	March 31,
Servicer/Lender	Property Name	Rate	Date	2005
Wachovia Bank N.A., as Servicer for Wells Fargo Bank, N.A., as Trustee	Arbor Trace	7.35%	1/1/11	$5,000,000
Wachovia Bank N.A., as Servicer for Wells Fargo Bank, N.A., as Trustee	Ashley Park	7.35%	1/1/11	9,500,000
Wachovia Bank N.A., as Servicer for Wells Fargo Bank, N.A., as Trustee	Cutter's Point	7.35%	1/1/11	6,250,000
Wachovia Bank N.A., as Servicer for Wells Fargo Bank, N.A., as Trustee	Eagle Crest	7.35%	1/1/11	15,000,000
Wachovia Bank N.A., as Servicer for Wells Fargo Bank, N.A., as Trustee	Heatherwood	7.35%	1/1/11	16,250,000
Wachovia Bank N.A., as Servicer for Wells Fargo Bank, N.A., as Trustee	Mayflower	7.35%	1/1/11	10,500,000
Wachovia Bank N.A., as Servicer for Wells Fargo Bank, N.A., as Trustee	Remington Hills	7.35%	1/1/11	14,250,000
Wachovia Bank N.A., as Servicer for Wells Fargo Bank, N.A., as Trustee	Sierra Ridge	7.35%	1/1/11	4,750,000
Wachovia Bank N.A., as Servicer for Wells Fargo Bank, N.A., as Trustee	Summerwalk	7.35%	1/1/11	6,000,000
Wachovia Bank N.A., as Servicer for Wells Fargo Bank, N.A., as Trustee	Arbors on Forest Ridge	7.35%	1/1/11	6,250,000
Wachovia Bank N.A., as Servicer for Wells Fargo Bank, N.A., as Trustee	Gables, The	7.35%	1/1/11	8,000,000
Wachovia Bank N.A., as Servicer for Wells Fargo Bank, N.A., as Trustee	Timberglen	7.35%	1/1/11	9,500,000
Wachovia Bank N.A., as Servicer for Wells Fargo Bank, N.A., as Trustee	Toscana	7.35%	1/1/11	5,250,000
Wachovia Bank N.A., as Servicer for Wells Fargo Bank, N.A., as Trustee	Trolley Square	7.35%	1/1/11	9,500,000
Wachovia Bank N.A., as Servicer for Wells Fargo Bank, N.A., as Trustee	Trophy Chase	7.35%	1/1/11	15,000,000
Wachovia Bank N.A., as Servicer for Wells Fargo Bank, N.A., as Trustee	Park Village	6.99%	4/1/11	8,261,577
Wachovia Bank N.A., as Servicer for Wells Fargo Bank, N.A., as Trustee	Courts on Pear Ridge	6.99%	4/1/11	10,278,374
Wachovia Bank N.A., as Servicer for Wells Fargo Bank, N.A., as Trustee	Greenbrier	6.99%	4/1/11	12,392,366
Wachovia Bank N.A., as Servicer for Wells Fargo Bank, N.A., as Trustee	Canyon Hills	6.99%	4/1/11	12,319,469
Wachovia Bank N.A., as Servicer for Wells Fargo Bank, N.A., as Trustee	Harbour Club	6.99%	4/1/11	8,237,279
Wachovia Bank N.A., as Servicer for Wells Fargo Bank, N.A., as Trustee	Highland Hills	6.99%	4/1/11	14,360,566
Wachovia Bank N.A., as Servicer for Wells Fargo Bank, N.A., as Trustee	Summertree	6.99%	4/1/11	7,532,615
Wachovia Bank N.A., as Servicer for Wells Fargo Bank, N.A., as Trustee	Cottonwood	7.16%	7/1/11	5,857,850
Wachovia Bank N.A., as Servicer for Wells Fargo Bank, N.A., as Trustee	Main Park	7.16%	7/1/11	8,189,381
Wachovia Bank N.A., as Servicer for Wells Fargo Bank, N.A., as Trustee	Paces Cove	7.16%	7/1/11	10,801,470
Wachovia Bank N.A., as Servicer for Wells Fargo Bank, N.A., as Trustee	Wildwood	7.16%	7/1/11	3,289,296
Wachovia Bank N.A., as Servicer for Wells Fargo Bank, N.A., as Trustee	Pinnacle Ridge	7.16%	7/1/11	4,842,038
Wachovia Bank N.A., as Servicer for Wells Fargo Bank, N.A., as Trustee	Deerfield	7.16%	7/1/11	9,887,239
Wachovia Bank N.A., as Servicer for Wells Fargo Bank, N.A., as Trustee	Meadow Creek	7.16%	7/1/11	9,277,752
Wachovia Bank N.A., as Servicer for Wells Fargo Bank, N.A., as Trustee	Tradewinds	7.16%	7/1/11	10,738,586
Wachovia Bank N.A., as Servicer for U.S. Bank, as Trustee	Greentree	7.73%	7/1/09	6,388,863
Wachovia Bank N.A., as Servicer for Wells Fargo Bank, N.A., as Trustee	Hammocks	7.99%	9/1/11	17,943,482
Wachovia Bank N.A., as Servicer for Wells Fargo Bank, N.A., as Trustee	Huntington	7.97%	9/1/07	4,854,677
Wachovia Bank N.A., as Servicer for U.S. Bank, as Trustee	Marsh Cove	7.73%	7/1/09	7,759,060
Wachovia Bank N.A., as Servicer for U.S. Bank, as Trustee	Quarterdeck	7.73%	7/1/09	9,474,420
Wachovia Bank N.A., as Servicer for U.S. Bank, as Trustee	Waters Edge	7.73%	7/1/09	6,844,327
Wachovia Bank N.A., as Servicer for Wells Fargo Bank, N.A., as Trustee	Windsor Place	7.99%	9/1/11	8,252,072
Wachovia Bank N.A., as Servicer for Wells Fargo Bank, N.A., as Trustee	Chase Gayton	7.16%	8/1/11	15,394,349
Wachovia Bank N.A., as Servicer for Wells Fargo Bank, N.A., as Trustee	Waterford	6.98%	1/1/12	16,390,582
GMAC Commercial Mortgage Corporation, as Servicer for Freddie Mac	Windsor Heights	Reference Bill Index Rate	9/1/15	25,126,500
		plus 2.50% (1)
ARCS Commercial Mortgage Co. L.P., as Servicer for Fannie Mae	Silverbrook I	6.83%	5/1/11	15,050,743
ARCS Commercial Mortgage Co. L.P., as Servicer for Fannie Mae	Burney Oaks	7.10%	7/1/11	8,217,931
ARCS Commercial Mortgage Co. L.P., as Servicer for Fannie Mae	Estrada Oaks	6.42%	11/1/11	9,083,637
ARCS Commercial Mortgage Co. L.P., as Servicer for Fannie Mae	Hampton Glen	6.68%	4/1/12	12,214,307
ARCS Commercial Mortgage Co. L.P., as Servicer for Fannie Mae	Dunwoody Springs (2)	⅓ of Discount + .82% (3)	9/1/08	13,325,000
ARCS Commercial Mortgage Co. L.P., as Servicer for Fannie Mae	Landings (2)	⅓ of Discount + .82% (3)	8/1/08	7,442,500
ARCS Commercial Mortgage Co. L.P., as Servicer for Fannie Mae	Glen Eagles (2)	⅓ of Discount + .82% (3)	8/1/08	10,010,000
ARCS Commercial Mortgage Co. L.P., as Servicer for Fannie Mae	Mill Creek (2)	⅓ of Discount + .82% (3)	8/1/08	6,207,500
ARCS Commercial Mortgage Co. L.P., as Servicer for Fannie Mae	Meadows (2)	⅓ of Discount + .82% (3)	8/1/08	14,885,000
ARCS Commercial Mortgage Co. L.P., as Servicer for Fannie Mae	Grayson Square (2)	⅓ of Discount + .82% (3)	3/1/09	17,550,000
ARCS Commercial Mortgage Co. L.P., as Servicer for Fannie Mae	Meridian (2)	⅓ of Discount + .82% (3)	3/1/09	5,460,000
Greystone Servicing Corporation, as Servicer for Fannie Mae	Timber Crest	6.75%	5/1/11	14,763,696
Greystone Servicing Corporation, as Servicer for Fannie Mae	Trinity Commons	6.75%	5/1/11	17,235,489
Greystone Servicing Corporation, as Servicer for Fannie Mae	St. Andrews Place	6.75%	5/1/11	12,646,384
RBC Centura Bank	Merritt at Godley Station (4)	LIBOR + 1.60%	12/1/08	6,912,500

	Total Debt Assumed			$566,698,877

(1)	Interest based on sum of (a) Freddie Mac’s “Reference Bill Index Rate” (Money Market Yield for Freddie Mac’s unsecured general obligations having original durations to maturity of approximately 30 days, as established by the Reference Bill auction conducted by Freddie Mac most recently preceding each interest period and displayed on Freddie Mac’s Reference Bill Index Page), plus (b) 2.50%.
(2)	Colonial and CRLP expect to cause these loans to be prepaid on or about May 2, 2005.
(3)	Discount MBS Multifamily Notes. Monthly payments equal the sum of (a) ⅓ the difference between the face amount and the sale proceeds of the then current Discount Mortgage Backed Security, plus (b) an amount equal to 0.82% times the outstanding principal amount divided by 12.
(4)	CRLP holds an indirect 35% managing member interest in the borrower, Merritt at Godley Station, LLC.

Such indebtedness contains customary covenants, restrictions and events of default for real property loans. Such restrictions include limitations on the ability to sell the mortgaged property.

     An additional $263.7 million of Cornerstone indebtedness was paid off in connection with the merger. Such amount was funded through a draw on Colonial’s unsecured revolving credit facility with Wachovia Bank, National Association, as agent for the lenders therein.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     Pursuant to the Merger Agreement, effective as of midnight on April 1, 2005, Colonial expanded its Board of Trustees by one member. Glade M. Knight, who formerly served as chairman and chief executive officer of Cornerstone, was appointed to fill the vacant board seat.

     With respect to the information required by Item 404(a) of Regulation S-K, Colonial hereby incorporates by reference the information contained in Amendment No. 1 to Colonial’s Registration Statement on Form S-4 filed with the Securities and Exchange Commission on February 9, 2005 under the caption “Interests of Directors, Trustees and Executive Officers of Cornerstone and Colonial in the Merger” appearing on pages 67 through 71 thereof, which information is attached hereto as Exhibit 99.1. On April 1, 2005, following the merger, Mr. Knight elected to cash out of his option to purchase 348,771 shares (described under such caption) pursuant to the terms of the related option agreement. As a result, Mr. Knight will be paid approximately $3,100,220 (plus an applicable tax gross up payment). Apart from such option to purchase 348,771 shares, Mr. Knight also held options to purchase an additional 467,352 Cornerstone common shares at a weighted average exercise price of $11.31. Pursuant to the Merger Agreement, these additional options were converted into options to purchase 120,624 Colonial common shares at a weighted average exercise price of $43.82. The agreements relating to Mr. Knight are filed herewith as Exhibits 10.3 through 10.13 and incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

     On April 5, 2005, Colonial filed Articles of Amendment to its Declaration of Trust with the office of the Judge of Probate for Jefferson Country, Alabama. The Articles of Amendment increase the number of authorized Colonial common shares from 65,000,000 to 125,000,000 and increase the number of authorized Colonial preferred shares from 10,000,000 to 20,000,000.

     In accordance with applicable provisions of the Code of Alabama and the Alabama Constitution, the amendment to Colonial’s Declaration of Trust was approved by the shareholders of Colonial at a special meeting held on April 1, 2005.

     The Articles of Amendment are attached as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

     (a)     Financial Statements of Businesses Acquired

     The required financial statements of Cornerstone will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date of this Current Report on Form 8-K.

     (b)     Pro Forma Financial Information

     The required pro forma financial information will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date of this Current Report on Form 8-K.

     (c)     Exhibits

               Attached as exhibits to this form are the documents listed below:

Exhibit	Document

3.1	Articles of Amendment to Declaration of Trust of Colonial Properties Trust

10.1	Contribution Agreement, dated April 1, 2005

10.2	Ninth Amendment to Third Amended and Restated Agreement of Limited Partnership of CRLP, dated April 1, 2005

10.3	Employment Agreement dated October 1, 2001 between Cornerstone and Glade M. Knight (incorporated by reference to Exhibit 10.6 to Cornerstone’s Form 10-K filed April 1, 2002)

10.4	First Amendment to Employment Agreement dated September 21, 2004 between Cornerstone and Glade M. Knight (incorporated by reference to Exhibit 10.3 to Cornerstone’s Form 10-K filed March 16, 2005)

10.5	Amendment No 2 to Employment Agreement dated February 8, 2005 between Cornerstone and Glade M. Knight (incorporated by reference to Exhibit 10.1 to Cornerstone’s Form 8-K filed February 9, 2005)

10.6	Stock Option Agreement dated July 23, 1999 between Cornerstone and Glade M. Knight (incorporated by reference to Exhibit 10.50 to Cornerstone’s Form 10-K filed March 27, 2000)

10.7	Amendment No. 1 to Stock Option Agreement dated February 8, 2005 between Cornerstone and Glade M. Knight (incorporated by reference to Exhibit 10.7 to Cornerstone’s Form 8-K filed February 9, 2005)

10.8	Change in Control Agreement dated August 1, 2000 between Cornerstone and Glade M. Knight (incorporated by reference to Exhibit 10.48 to Cornerstone’s Form 10-K filed April 2, 2001)

10.9	Amendment No. 1 to Change in Control Agreement dated February 8, 2005 between Cornerstone and Glade M. Knight (incorporated by reference to Exhibit 10.3 to Cornerstone’s Form 8-K filed February 9, 2005)

10.10	Cornerstone 1992 Incentive Plan Amended and Restated Effective July 1, 2002 (incorporated by reference to Exhibit 10.2 to Cornerstone’s Form 10-Q filed August 9, 2002)

10.11	First Amendment to Cornerstone 1992 Incentive Plan Amended and Restated Effective July 1, 2002 (incorporated by reference to Exhibit 10.2 to Cornerstone’s Form 10-Q filed August 9, 2004)

10.12	Agreement Evidencing Waiver of Performance Bonus dated February 25, 2005 between Cornerstone and Glade M. Knight (incorporated by reference to Exhibit 10.64 to Cornerstone’s Form 10-K filed March 16, 2005)

10.13	Form of Stock Option Agreement between Glade M. Knight and Cornerstone

99.1	Disclosure appearing under the caption “Interests of Directors, Trustees and Executive Officers of Cornerstone and Colonial in the Merger” beginning on 67 of Amendment No. 1 to the Registration Statement on Form S-4 of Colonial Properties Trust filed with the Securities and Exchange Commission on February 9, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL PROPERTIES TRUST
Date: April 7, 2005	By:	/s/ John E. Tomlinson
John E. Tomlinson
Executive Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit	Document

3.1	Articles of Amendment to Declaration of Trust of Colonial Properties Trust

10.1	Contribution Agreement, dated April 1, 2005

10.2	Ninth Amendment to Third Amended and Restated Agreement of Limited Partnership of CRLP, dated April 1, 2005

10.3	Employment Agreement dated October 1, 2001 between Cornerstone and Glade M. Knight (incorporated by reference to Exhibit 10.6 to Cornerstone’s Form 10-K filed April 1, 2002)

10.4	First Amendment to Employment Agreement dated September 21, 2004 between Cornerstone and Glade M. Knight (incorporated by reference to Exhibit 10.3 to Cornerstone’s Form 10-K filed March 16, 2005)

10.5	Amendment No 2 to Employment Agreement dated February 8, 2005 between Cornerstone and Glade M. Knight (incorporated by reference to Exhibit 10.1 to Cornerstone’s Form 8-K filed February 9, 2005)

10.6	Stock Option Agreement dated July 23, 1999 between Cornerstone and Glade M. Knight (incorporated by reference to Exhibit 10.50 to Cornerstone’s Form 10-K filed March 27, 2000)

10.7	Amendment No. 1 to Stock Option Agreement dated February 8, 2005 between Cornerstone and Glade M. Knight (incorporated by reference to Exhibit 10.7 to Cornerstone’s Form 8-K filed February 9, 2005)

10.8	Change in Control Agreement dated August 1, 2000 between Cornerstone and Glade M. Knight (incorporated by reference to Exhibit 10.48 to Cornerstone’s Form 10-K filed April 2, 2001)

10.9	Amendment No. 1 to Change in Control Agreement dated February 8, 2005 between Cornerstone and Glade M. Knight (incorporated by reference to Exhibit 10.3 to Cornerstone’s Form 8-K filed February 9, 2005)

10.10	Cornerstone 1992 Incentive Plan Amended and Restated Effective July 1, 2002 (incorporated by reference to Exhibit 10.2 to Cornerstone’s Form 10-Q filed August 9, 2002)

10.11	First Amendment to Cornerstone 1992 Incentive Plan Amended and Restated Effective July 1, 2002 (incorporated by reference to Exhibit 10.2 to Cornerstone’s Form 10-Q filed August 9, 2004)

10.12	Agreement Evidencing Waiver of Performance Bonus dated February 25, 2005 between Cornerstone and Glade M. Knight (incorporated by reference to Exhibit 10.64 to Cornerstone’s Form 10-K filed March 16, 2005)

10.13	Form of Stock Option Agreement between Glade M. Knight and Cornerstone

99.1	Disclosure appearing under the caption “Interests of Directors, Trustees and Executive Officers of Cornerstone and Colonial in the Merger” beginning on 67 of Amendment No. 1 to the Registration Statement on Form S-4 of Colonial Properties Trust filed with the Securities and Exchange Commission on February 9, 2005